                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Prescott Group Aggressive Small Cap,L.P.

Address:                                1924 South Utica, Suite 1120
                                        Tulsa, OK 74104

Date of Event Requiring Statement:      10/04/2021

Name:                                   Prescott Group Aggressive Small Cap II,
                                        L.P

Address:                                1924 South Utica, Suite 1120
                                        Tulsa, OK 74104

Date of Event Requiring Statement:      10/04/2021

Name:                                   Prescott Group Aggressive Small Cap
                                        Master Fund, G.P.

Address:                                1924 South Utica, Suite 1120
                                        Tulsa, OK 74104

Date of Event Requiring Statement:      10/04/2021

Name:                                   Phil Frohlich

Name:                                   Prescott Group Aggressive Small Cap
                                        Master Fund, G.P.

Address:                                1924 South Utica, Suite 1120
                                        Tulsa, OK 74104

Date of Event Requiring Statement:      10/04/2021